HOLT'S
                                 CIGAR COMPANY

                                   SINCE 1898

     NUMBER                                                        SHARES
    HCH

 COMMON STOCK                                               CUSIP 436598 10 6
                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                          HOLT'S CIGAR HOLDINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that


is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001
                          EACH OF THE COMMON STOCK OF

-------------------------  HOLT'S CIGAR HOLDINGS, INC. -------------------------

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and of any amendments thereto (copies of which are on file at the office of the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

    /s/ Michael Pitkow                               /s/ Robert G. Levin
          SECRETARY                                         PRESIDENT

                          HOLT'S CIGAR HOLDINGS, INC.
                                   CORPORATE
                                      SEAL
                                      1993
                                    DELAWARE
                                       *


COUNTERSIGNED:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                              (JERSEY CITY, N.J.)

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                              AUTHORIZED OFFICER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties

     JT TEN  - as joint tenants with right
               of survivorship and not as tenants
               in common


     UNIF GIFT MIN ACT-____________ Custodian ____________
                          (Cost)                (Minor)

                      under Uniform Gifts to Minors

                      Act ____________
                            (State)

    Additional abbreviations may also be used though not in the above list.


For value received, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated
     ---------------------------


        -----------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

--------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


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